Stock-Based Compensation	May 20, 2020
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Stock-Based Compensation
13.	Stock-Based Compensation

Stock Options
During the years ended December 31, 2019, 2018 and 2017, the Company granted stock options for the purchase of 1,099,450, 1,127,263, and 1,448,100 shares of common stock, respectively, to certain employees, two non-employees
and directors. The vesting conditions for most of these awards are time-based, and the awards vest 25% after one year and monthly thereafter for the next 36 months, except for annual option grants to non-employee directors of the Company whose initial grants vest 25% after one year and monthly thereafter for the next 24 months and whose annual grants vest in equal monthly installments during the
12-month
period following the grant date, pursuant to the Company’s
Non-Employee
Director Compensation Policy. Options granted have a maximum term of up to 10 years.
Stock Option Valuation
The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model. Prior to February 2014, the Company was privately held with a limited operating history and accordingly it utilized data from representative peer companies to estimate expected stock price volatility from its inception to its initial public offering. The Company selected peer companies from the biopharmaceutical industry with similar characteristics as the Company, including stage of product development, market capitalization and therapeutic focus. Since its initial public offering in February 2014, the Company has continued to use volatility data from a representative peer group to estimate expected stock price volatility and expects to continue to do so until such time as it has adequate historical data regarding the volatility of its own traded stock price for a period of time that is commensurate with the expected term (in years) of the Company’s stock options. Starting in 2020, we will use our own volatility as it will have been six years since our IPO. The expected term of the Company’s stock options has been determined utilizing the “simplified” method for awards that qualify as “plain vanilla” options. The expected term of stock options granted to non-employees
is equal to the contractual term of the option award. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods approximately equal to the expected term of the award. Expected dividend yield is based on the fact that the Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future. The relevant data used to determine the value of the stock option grants for the years ended December 31, 2019, 2018 and 2017 is as follows:

	December 31,
	2019	2018	2017
Risk-free interest rates	1.42% - 2.67%	2.67% - 3.06%	1.97% - 2.29%
Expected dividend yield	0.00%	0.00%	0.00%
Expected term (in years)	6.0	6.0	6.0
Expected volatility	66.2% - 69.5%	69.8% - 75.3%	69.9% - 72.8%
The following table summarizes stock option activity for the year ended December 31, 2019:

(In thousands, except per share amounts)	Shares Issuable Under Options	Weighted Average Exercise Price
Outstanding as of December 31, 2018	4,435	$19.21
Granted	1,099	$13.53
Exercised	(154)	$12.09
Cancelled	(605)	$20.31

Outstanding as of December 31, 2019	4,775	$17.99

Options vested and expected to vest at December 31, 2019	4,775	$17.99

Options exercisable at December 31, 2019	2,973	$18.34

The aggregate intrinsic value of options is calculated as the difference between the exercise price of the options and the fair value of the Company’s common stock for those options that had exercise prices lower than the fair value of the Company’s common stock. A total of 153,754, 165,684, and 308,011 options were exercised during the years ended December 31, 2019, 2018 and 2017, respectively. The aggregate intrinsic value of stock options exercised was $0.9 million, $2.3 million, and $2.9 million for the years ended December 31, 2019, 2018 and 2017, respectively.
At December 31, 2019, 2018 and 2017, the Company had options for the purchase of 4,774,691, 4,435,056, and 3,799,965 shares of common stock outstanding, with a weighted average remaining contractual term of 6.9, 7.6, and 8.0 years, respectively, and with a weighted average exercise price of $17.99, $19.21, and $17.75 per share, respectively. At December 31, 2019, 2018 and 2017 there were options for the purchase of 2,973,000, 2,368,955, and 1,688,652 shares of common stock exercisable under these stock option awards, with a weighted average remaining contractual life of 6.1, 6.6, and 6.8 years, respectively, and an aggregate intrinsic value of $9.8 million, $2.6 million, and $17.0 million, respectively.
The weighted average grant date fair value of options granted during the years ended December 31, 2019, 2018 and 2017 was $8.55, $15.12, and $14.33, respectively.
Restricted Stock Units
On January 4, 2016, the Company granted 189,300 restricted stock units, (“RSUs”), with performance and time-based vesting conditions to certain executives. These RSUs began vesting, and the underlying shares of common stock became deliverable, beginning when ZILRETTA was approved (the “Milestone”). The number of shares eligible for vesting varied based on the timing of achieving the Milestone. As a result of the Milestone being achieved on October 6, 2017, the number of shares of the Company’s common stock earned under these awards was 122,800, subject to ongoing employment with the Company for a period of two years. The 122,800 shares had an approximate value of $2.2 million as of the original grant date of which $1.6 million was recognized in the fourth quarter of 2017 upon achieving the Milestone and the remaining $0.6 million will be recognized over a period of two years.
During the year ended December 31, 2019, the Company awarded 873,481 RSUs to employees at an average grant date fair value of $14.51 per share. The RSUs vest in four substantially equal installments on each of the first four anniversaries of the vesting commencement date, subject to the employee’s continued employment with, or services to, the Company on each vesting date. Compensation expense is recognized on a straight-line basis.
The following table summarizes the RSU activity for the year ended December 31, 2019:

(In thousands, except per share amounts)	Number of Shares	Weighted Average Grant Date Fair Value Per Share
Nonvested balance as of December 31, 2018	252	$22.25
Granted	873	14.51
Cancelled	(186)	21.07
Vested/Released	(86)	15.86

Nonvested balance as of December 31, 2019	853	$15.84

Stock-based Compensation
The Company recorded stock-based compensation expense related to stock options, restricted stock and shares purchased under the Employee Stock Purchase Plan for the years ended December 31, 2019, 2018 and 2017 as follows:

	Year Ended December 31,
(In thousands)	2019	2018	2017
Research and development	$5,211	$4,728	$3,979
Selling, general and administrative	10,690	10,731	7,563

Total	$15,901	$15,459	$11,542

As of December 31, 2019, unrecognized stock-based compensation expense for stock options outstanding was $18.4 million which is expected to be recognized over a weighted average period of 2.2 years. As of December 31, 2019, unrecognized stock-based compensation expense for RSUs outstanding was $10.5 million which is expected to be recognized over a period of 2.9 years.